UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2017, Wolverine World Wide, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The Company's shareholders voted upon five proposals at the Annual Meeting and the final results of the shareholder vote on each proposal were as follows:

Proposal 1: Election of Directors for Terms Expiring in 2020

The shareholders elected four candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of shareholders to be held in 2020 or until their respective successors, if any, have been elected and qualified. The following sets forth the results of the voting with respect to each candidate:

Candidate	For	Against	Abstentions	Broker Non-Votes
William K. Gerber	84,604,483	841,450	27,485	5,652,810
Blake W. Krueger	82,804,283	2,635,717	33,418	5,652,810
Nicholas T. Long	84,679,816	766,441	27,161	5,652,810
Michael A. Volkema	83,846,389	1,600,616	26,413	5,652,810

Proposal 2: Advisory Resolution to Approve Executive Compensation

The following sets forth the results of the voting with respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
83,059,718	2,093,355	320,345	5,652,810

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers once every year. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
68,937,221	614,810	15,713,214	208,173	5,652,810

Based on these results, the Company’s Board of Directors has determined to hold an advisory vote on the compensation of the Company’s named executive officers once every year.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions
89,543,867	1,509,539	72,822
The proposal to ratify the appointment of Ernst & Young LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Proposal 5: Approval of Wolverine World Wide, Inc. Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan)

The shareholders approved the Wolverine World Wide, Inc. Amended and Restated Executive Short-Term Incentive Plan (Annual Bonus Plan). The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
84,353,292	874,439	245,687	5,652,810

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2017	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Senior Vice President, General Counsel and Secretary

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